Exhibit 10.1

CONSENT AND SECOND AMENDMENT TO ELEVENTH AMENDED AND RESTATED CREDIT AGREEMENT

This Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement (this “Amendment”) dated as of November 23, 2018 is entered into among:

RESTORATION HARDWARE, INC., a Delaware corporation, as a Domestic Borrower and the Lead Borrower;

the OTHER DOMESTIC BORROWERS party hereto;

RESTORATION HARDWARE CANADA, INC., a British Columbia company, as the Canadian Borrower;

the GUARANTORS party hereto;

the LENDERS party hereto, and

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Eleventh Amended and Restated Credit Agreement dated as of June 28, 2017 (as heretofore or hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Lead Borrower, the Other Domestic Borrowers, the Canadian Borrower, the Guarantors, the Lenders party thereto, and the Agent;

WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to consent to the receipt by the Loan Parties of certain insurance proceeds and amend the Credit Agreement, in each case, in the manner specified herein; and

WHEREAS, the Agent and the Lenders party hereto (which constitute Required Lenders) are willing to agree to provide such consent and to agree to so amend, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.	Amendments to Article I of Credit Agreement. The provisions of Section 1.01 of the Credit Agreement are hereby amended as follows:

a.	by deleting the definition of “Prepayment Event” in its entirety and substituting the following in its stead:

“Prepayment Event” means:

(a)    Any Disposition (including pursuant to a sale and leaseback transaction) of any property or asset of a Loan Party (other than any Permitted Disposition described in clauses (a) or (f) of the definition thereof); or

(b)    Any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of (and payments in lieu thereof), any property or asset of a Loan Party of a type included in the Domestic Revolving Borrowing Base or the Canadian Borrowing Base, unless (i) the proceeds therefrom are required to be paid to the holder of a Lien on such property or asset having priority over the Lien of the Agent or (ii) prior to the occurrence of a Cash Dominion Event, the proceeds therefrom are utilized for purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received within 180 days of the occurrence of the damage to or loss of the assets being repaired or replaced.

b.	by deleting the definition of “Senior Notes” in its entirety and substituting the following in its stead:

“Senior Notes” means, collectively, (i) the 0.00% convertible senior notes due 2019 issued by Holdings in the principal amount of $350,000,000, (ii) the 0.00% convertible senior notes due 2020 issued by Holdings in the principal amount of $300,000,000, and (iii) the 0.00% convertible senior notes due 2023 issued by Holdings in the principal amount of $335,000,000.

3.	Amendment to Article II of Credit Agreement. The provisions of Section 2.05 of the Credit Agreement are hereby amended as follows:

a.	by deleting Section 2.05(e) in its entirety and substituting the following in its stead:

(e)    The Borrowers shall prepay the Loans (if any) and Cash Collateralize the L/C Obligations, in an amount equal to the Net Proceeds received by a Loan Party on account of a Prepayment Event; provided that, so long as no Event of Default has occurred and is continuing, the Agent may, in its sole discretion, determine that no prepayment shall be required pursuant to clause (b) of the definition of “Prepayment Event”.

4.	Amendment to Article VII of Credit Agreement. The provisions of Section 7.06 of the Credit Agreement are hereby amended as follows:

a.	by deleting the text “and” immediately following Section 7.06(f).

b.	by deleting Section 7.06(g) in its entirety and substituting the following Sections in its stead:

(g)    the Lead Borrower may make Restricted Payments to Holdings (or on behalf of Holdings) to pay obligations of Holdings incurred in the ordinary course of business in an amount not to exceed $3,000,000 in any Fiscal Year; and

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(h)    if the RP Conditions are satisfied, the Loan Parties may make other Restricted Payments.

5.

Consent. Notwithstanding anything to the contrary in Section 2.05(e) of the Credit Agreement, in clause (b) of the definition of “Prepayment Event”, or in any policy or endorsement provided by Affiliated FM Insurance Company, the Agent and the Lenders hereby consent to the direct receipt by any of the Loan Parties of all insurance proceeds related to the casualty events which occurred prior to the Second Amendment Effective Date (as defined below) in certain of the Loan Parties’ Seattle, WA and New York, NY Stores, and such insurance proceeds shall not be required to be deposited into a segregated account, utilized for purposes of replacing or repairing any assets, or applied to prepay the Loans or Cash Collateralize the L/C Obligations.

6.	Representations and Warranties.

a.

Each Loan Party hereby represents and warrants to the Agents and the Lenders that (a) all representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they are true and correct in all respects, and (b) no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Amendment.

b.

The transactions contemplated hereby are within each Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, membership or other necessary action of such Loan Party. The Credit Agreement and each other Loan Document to which any Loan Party is a party, in each case as amended hereby, (i) has been duly executed and delivered by each Loan Party, and (ii) constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

7.

Conditions to Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the Agent shall have received counterparts of this Amendment duly executed and delivered by each of the parties hereto.

8.	Miscellaneous.

a.

Except as modified hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Without limiting the foregoing, the Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral pledged pursuant thereto to the Administrative Agent, for the benefit of the Credit Parties, shall continue to secure all applicable Obligations at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations have been modified pursuant to this Amendment.

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b.

This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter of this Amendment and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

c.	THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

DOMESTIC BORROWERS:

RESTORATION HARDWARE, INC., as Lead Borrower and as a Domestic Borrower

By:	/s/ Ryno Blignaut
Name:	Ryno Blignaut
Title:	President, Chief Financial and Administrative Officer, Treasurer and Secretary

RH US, LLC, as a Domestic Borrower

By:	/s/ Ryno Blignaut
Name:	Ryno Blignaut
Title:	President, Chief Financial and Administrative Officer, Treasurer and Secretary

WATERWORKS OPERATING CO., LLC, as a Domestic Borrower

By:	/s/ Ryno Blignaut
Name:	Ryno Blignaut
Title:	President, Treasurer and Secretary

WATERWORKS IP CO., LLC, as a Domestic Borrower

By:	/s/ Ryno Blignaut
Name:	Ryno Blignaut
Title:	President, Treasurer and Secretary

CANADIAN BORROWER:

RESTORATION HARDWARE CANADA, INC., as Canadian Borrower

By:	/s/ Ryno Blignaut
Name:	Ryno Blignaut
Title:	President, Chief Financial and Administrative Officer, Treasurer and Secretary

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

GUARANTORS:

RH YOUNTVILLE, INC., as a Guarantor

By:	/s/ Ryno Blignaut
Name:	Ryno Blignaut
Title:	President and Treasurer

RHM, LLC, as a Guarantor

By:	/s/ Ryno Blignaut
Name:	Ryno Blignaut
Title:	President, Chief Financial and Administrative Officer, Treasurer and Secretary

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A., as Agent, a Domestic Revolving Lender, Term Lender, L/C Issuer and Swing Line Lender

By:	/s/ Stephen Garvin
Name:	Stephen Garvin
Title:	Managing Director

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A. (ACTING THROUGH ITS CANADA BRANCH), as a Canadian Lender and L/C Issuer

By:	/s/ Medina Sales de Andrade
Name:	Medina Sales de Andrade
Title:	Vice President

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

JPMorgan Chase, NA, as a Domestic Revolving Lender and Term Lender

By:	/s/ Lynn Braun
Name:	Lynn Braun
Title:	Executive Director

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

Wells Fargo Bank, National Association, as a Lender

By:	/s/ Brent E. Shay
Name:	Brent E. Shay
Title:	Director

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

BMO Harris Bank, N.A., as a Domestic Revolving Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Managing Director

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

Fifth Third Bank, as a Domestic Revolving Lender

By:	/s/ Mira Gohil
Name:	Mira Gohil
Title:	Vice President

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

TD BANK, N.A., as a Domestic Revolving Lender

By:	/s/ Nick Malatestinic
Name:	Nick Malatestinic
Title:	SVP Team Leader

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

[Signature Page to Consent and Second Amendment to Eleventh Amended and Restated Credit Agreement]